Exhibit 10.17

LIMITED CONSENT AND WAIVER TO LOAN AND SECURITY AGREEMENT

This LIMITED CONSENT AND WAIVER TO LOAN AND SECURITY AGREEMENT (this “Consent and Waiver”) is entered into as of December     , 2008 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (“MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”), FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”), RICHARD’S MANUFACTURING COMPANY, an Oklahoma corporation (“RMC”), Machine & Manufacturing I, Inc., a Texas corporation (“M&M”, and together with Poindexter, Morgan LLC, TAG LLC, MIC LLC, MOC LLC, EFP LLC, Federal Coach and RMC, collectively, “Borrowers” and each, a “Borrower”), the other Loan Parties signatory hereto, BANK OF AMERICA, N.A., a national banking association, as successor by merger to LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for Lenders (in such capacity, “Agent”), and all other Lenders parties hereto.  Unless otherwise specified herein, capitalized terms used in this Consent and Waiver shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, the other Loan Parties, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of March 15, 2004 (as amended by that certain First Amendment to Loan and Security Agreement dated as of May 13, 2004, that certain Limited Consent and Second Amendment dated as of November 3, 2004, that certain Limited Consent and Omnibus Amendment dated as of December 30, 2004, that certain Third Amendment to Loan and Security Agreement dated as of January 20, 2005, that certain Amendment No. 4 to Loan and Security Agreement dated as of April 25, 2005, that certain Limited Consent and Second Omnibus Amendment, dated as of June 7, 2005, that certain Third Omnibus Amendment, dated as of January 20, 2006, that certain Limited Consent and Fourth Omnibus Amendment, dated as of March, 17, 2006, that certain Limited Consent, Joinder and Fourth Omnibus Amendment, dated as of October 10, 2006, that certain Limited Consent, Joinder and Fifth Omnibus Amendment, dated as of April 30, 2007, that certain Limited Consent, Joinder and Sixth Omnibus Amendment, dated as of August 22, 2007 and that certain Limited Consent, Joinder and Seventh Omnibus Amendment, dated as of September 4, 2008, and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers and the other Loan Parties have advised Agent and Lender that Morgan LLC, as seller, intends to enter into a sale and leaseback transaction (collectively, the “Morgan Sale and Leaseback Transaction”) with Poindexter Properties, LLC, as buyer, involving the real properties owned by Morgan LLC in (i) Lancaster County, Pennsylvania; (ii) Berks County, Pennsylvania; and (iii) Navarro County, Texas on the terms set forth in the agreement attached hereto as Exhibit A (the “Sale and Leaseback Agreement”);

WHEREAS, notwithstanding the provisions of Section 13(d)(iii) of the Loan Agreement and any other provisions of the Loan Agreement and the Other Agreements prohibiting the Morgan Sale and Leaseback Transaction, Borrowers and the other Loan Parties have requested that Agent and Lender consent to the Morgan Sale and Leaseback Transaction; and

WHEREAS, in connection therewith, Borrowers have requested that Agent and Lender waive the provisions of Section 2(c)(ii) of the Loan Agreement solely to the extent they require prepayment of the Liabilities with the proceeds of the Morgan Sale and Leaseback Transaction.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Loan Parties, Agent and Lender hereby agree as follows:

SECTION 1.         Limited Consent.  Subject to the conditions precedent set forth in Section 3 hereof, Agent and Lender hereby consent to the Morgan Sale and Leaseback Transaction; provided that the Sale and Leaseback Transaction is consummated on the terms and conditions set forth in the Sale and Leaseback Agreement.

SECTION 2.         Limited Waiver.  Subject to the conditions precedent set forth in Section 3 hereof, Agent and Lender hereby waive the provisions of Section 2(c)(ii) of the Loan Agreement solely to the extent they require prepayment of the Liabilities with the proceeds of the Morgan Sale and Leaseback Transaction.

SECTION 3.         Effectiveness.  The effectiveness of this Consent and Waiver is subject to the satisfaction of each the following conditions precedent:

(a)           This Consent and Waiver shall have been duly executed and delivered by Borrowers, Loan Parties, Agent and each Lender; and

(b)           The representations and warranties contained herein shall be true and correct in all material respects.

SECTION 4.         Representations and Warranties.  In order to induce Agent and each Lender to enter into this Consent and Waiver, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Consent and Waiver, that:

(a)           all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct in all material respects as of the date hereof after giving effect to this Consent and Waiver, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)           the execution, delivery and performance by Loan Parties of this Consent and Waiver has been duly authorized by all necessary corporate action required on their part and this Consent and Waiver, and the Loan Agreement is the legal, valid and binding obligation of Loan Parties enforceable against Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other

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similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Consent and Waiver by Loan Parties, the performance by Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or formation, bylaws or operating agreement or other similar documents or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)           no Default or Event of Default has occurred and is continuing.

SECTION 5.         Reference to and Effect Upon the Loan Agreement.

(a)           Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

(b)           the consent and waiver set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein.  Upon the effectiveness of this Consent and Waiver, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby.  This Consent and Waiver shall be construed in connection with and as part of the Loan Agreement.  Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 6.         Costs And Expenses.  As provided in Section 4(c)(v) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Waiver.

SECTION 7.         GOVERNING LAW. THIS CONSENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

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SECTION 8.         Headings.  Section headings in this Consent and Waiver are included herein for convenience of reference only and shall not constitute part of this Consent and Waiver for any other purposes.

SECTION 9.           Counterparts.  This Consent and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Consent and Waiver as of the date first written above.

BORROWERS:

J.B. POINDEXTER & CO., INC.

By:
Name:
Title:

MORGAN TRUCK BODY, LLC

By:
Name:
Title:

TRUCK ACCESSORIES GROUP, LLC

By:
Name:
Title:

MIC GROUP, LLC

By:
Name:
Title:

MORGAN OLSON, LLC

By:
Name:
Title:

EFP, LLC

By:
Name:
Title:

[Signature Page Limited Consent to Loan Agreement]

FEDERAL COACH, LLC

By:
Name:
Title:

RICHARD’S MANUFACTURING COMPANY

By:
Name:
Title:

[Signature Page Limited Consent and Waiver to Loan Agreement]

AGENT AND LENDER:

BANK OF AMERICA, N.A., as successor by
merger to LaSalle Bank National Association,
as Agent and Lender

By:
Name:
Title:

[Signature Page Limited Consent and Waiver to Loan Agreement]

The following Persons are signatories to this Consent and Waiver in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

LOWY GROUP, INC.

By:
Name:
Title:

RAIDER INDUSTRIES INC.

By:
Name:
Title:

SWK HOLDINGS, INC.

By:
Name:
Title:

UNIVERSAL BRIXIUS, LLC

By:
Name:
Title:

MORGAN TRAILER FINANCIAL CORPORATION

By:
Name:
Title:

[Signature Page Limited Consent to Loan Agreement]

MORGAN TRAILER FINANCIAL
MANAGEMENT, L.P.

By:	MORGAN TRUCK BODY, LLC,
its general partner

By:
Name:
Title:

COMMERCIAL BABCOCK INC.

By:
Name:
Title:

EAGLE SPECIALTY VEHICLES, LLC

By:
Name:
Title:

STATE WIDE ALUMINUM, INC.

By:
Name:
Title:

TARLTON SUPPLY CO.

By:
Name:
Title:

HANDLEY L.P.

By:	MIC GROUP, LLC,
its general partner

By:
Name:
Title:

[Signature Page Limited Consent and Wavier to Loan Agreement]

MACHINE & MANUFACTURING I, INC.

By:
Name:
Title:

[Signature Page Limited Consent and Wavier to Loan Agreement]

Exhibit A

Sale and Leaseback Agreement

[See attached.]